Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

SoFi Bank, National Association 2750 East Cottonwood Parkway, Suite 300 Cottonwood Heights, Utah 84121

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of consumer loans in connection with the proposed offering of SoFi Consumer Loan Program 2025-1 Trust. SoFi Bank, National Association (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Goldman Sachs & Co. LLC (together, with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 5, 2025, representatives of the Company provided us a computer-generated consumer loan data file and related record layout containing data, as represented to us by the Company, as of close of business January 16, 2025, with respect to 23,714 consumer loans (the “Initial Statistical Data File”). At the Company’s instruction, we randomly selected 125 consumer loans from the Initial Statistical Data File (the “Sample Loans”).

Further, on February 5, 2025, representatives of the Company provided us a supplemental file (the “Supplemental Data File”) containing the borrower first name, borrower last name and borrower state for each of the Sample Loans.  At the instruction of the Company, we appended the Initial Statistical Loan File with the information set forth on the Supplemental Data File.  The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to certain characteristics (the “Characteristics”) set forth on the Statistical Loan File as indicated below.

Characteristics
1. 2. 3. 4. 5. 6. 7.	Loan number (for informational purposes) Original loan balance Borrower first name Borrower last name Loan maturity date Borrower state Current interest rate	8. 9. 10. 11. 12. 13. 14.	Current loan balance Loan origination date Forbearance end date (if applicable) Scheduled monthly payment Loan status Credit score (underwriting score) Borrower income

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the Promissory Note or Approval Disclosure Statement (collectively, the “Originating Documents”).

We compared Characteristics 6. through 12. to an electronic loan file, prepared, created and delivered by the Company on February 11, 2025, from the servicer system as of the close of business on January 16, 2025 (the “Servicer System File”).

We compared Characteristic 13. to the corresponding information set forth on or derived from the “Underwriting System File.”

Using methodologies provided to us by the Company, we compared Characteristic 14. to the corresponding information set forth on or derived from the Underwriting System File, Income Verification Documentation, Residential Income Projection File or Gross Income Calculation Methodology File (collectively, the “Gross Income Verification Documentation”).

For purposes of our procedures and at your instruction:

●	with respect to our comparison of Characteristic 5., differences of 30 days or less are deemed to be “in agreement;”

●	with respect to our comparison of Characteristic 11., differences of $1.00 or less are deemed to be “in agreement;” and

●
with respect to our comparison of Characteristic 13., for Sample Loans with an additional borrower, we were instructed to compare the credit score as set forth on the Statistical Loan File to the average of the primary and secondary borrower credit scores (each as set forth on the Underwriting System File); and

●	with respect to our comparison of Characteristic 14., differences of 3.5% or less of the borrower income set forth on the Statistical Loan File are deemed to be “in agreement.”

The consumer loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services. None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 12, 2025